UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 27, 2007
                                                         --------------

                             FIRST BANCSHARES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Missouri                    000-22842                   43-1654695
----------------------------      ----------                ---------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
of incorporation)                File number)             Identification No.)


142 East First Street, Mountain Grove, Missouri                   65711
-----------------------------------------------             ---------------
(Address of principal executive office)                         (Zip code)


Registrant's telephone number, including are code:          (417) 926-5151
                                                           ----------------

                                      NA
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 - Other Events.

Item 8.01 Other Events

On May 1, 2007, First Bancshares, Inc. issued a news release announcing that the Board of Directors of the Company had determined on April 27, 2007 to terminate its 11th stock repurchase program. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9   Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

     c) Exhibits.

        99.1 Press Release of First Bancshares, Inc., dated May 1, 2007.

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 1, 2007                       FIRST BANCSHARES, INC.




                                        /s/Ronald J. Walters
                                        ------------------------------------
                                        Ronald J. Walters
                                        Senior Vice President and Chief
                                          Financial Officer
                                        (Principal Financial and Accounting
                                          Officer)

                                     Exhibit Index
                                     -------------
Exhibit
Number                          Description of Exhibit
-------                         ----------------------

99.1           Press Release of First Bancshares, Inc. dated May 1, 2007

                      FIRST BANCSHARES, INC. ANNOUNCES
                  TERMINATION OF STOCK REPURCHASE PROGRAM

Mountain Grove, Missouri (May 1, 2007) - First Bancshares, Inc. (NASDAQ - FstBksh : FBSI), the holding company for First Home Savings Bank, today announced that its Board of Directors had terminated its 11th stock repurchase program. The plan, authorizing the repurchase of up to 164,336 shares, has been in effect since May 28, 2004. From May 28, 2004 through April 17, 2007, 95,618 shares had been repurchased under that plan at a cost of $1,779,561 or an average cost per share of $18.61. No additional stock repurchases will be made by the Company unless the Board of Directors adopts a new stock repurchase program.

First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri, ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri, and a loan origination office in Springfield, Missouri.

The Company and its wholly-owned subsidiaries, First Home Savings Bank and SCMG, Inc. may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission, in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address the following subjects: future operating results; customer growth and retention; loan and other product demand; earnings growth and expectations; new products and services; credit quality and adequacy of reserves; technology, and our employees. The following factors, among others, could cause the Company's financial performance to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; inflation, interest rate, market, and monetary fluctuations; the timely development and acceptance of new products and services of the Company and the perceived overall value of these products and services by users; the impact of changes in financial services' laws and regulations; technological changes; acquisitions; changes in consumer spending and savings habits; and the success of the Company at managing and collecting assets of borrowers in default and managing the risks of the foregoing.

The foregoing list of factors is not exclusive. Additional discussion of factors affecting the Company's business and prospects is contained in the Company's periodic filing with the SEC. The Company does not undertake, and expressly disclaims any intent or obligation, to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Contact:  Daniel P. Katzfey, President and
          Chief Executive Officer  (417) 926-5151